Condensed Consolidated Statements of Comprehensive (Loss)/Income - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2018	Jun. 30, 2017
Net Income/(Loss) Attributable to the Company
Net (loss)/income	$ (30,125)	$ 3,685
Other comprehensive income
Foreign currency translation gain	3,445	3,308
Total comprehensive (loss)/income	(26,680)	6,993
Less: Comprehensive income attributable to non-controlling interests	(2,870)	(2,367)
Total comprehensive (loss)/income attributable to the Company	$ (29,550)	$ 4,626